                                                                     EXHIBIT 4.1

                       [FRONT SIDE OF STOCK CERTIFICATE]

    COMMON STOCK                                          COMMON STOCK

          NUMBER                                          SHARES

                                   RETEK INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFIES THAT                     CUSIP

                                        SEE REVERSE FOR
                                        CERTAIN DEFINITIONS

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK PAR VALUE OF $0.001 SHARE OF

RETEK INC. (hereinafter called the Corporation), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and By-laws of the Corporation and of amendments from time to time made thereto (copies of which are on file with the Transfer Agent), to all of which the holder, by acceptance hereof, assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the seal facsimile of the Corporation and the facsimile signatures of its duly authorized Officers.

Dated:                                 COUNTERSIGNED AND REGISTERED:
                                       CHASE MELLON SHAREHOLDER SERVICES, L.L.C.
                                             TRANSFER AGENT
                                             AND REGISTRAR

                                        By
                                           -----------------------

                                        Authorized Signature
          SECRETARY                          PRESIDENT

               [CORPORATE SEAL]    -------------------------------

                      [REVERSE SIDE OF STOCK CERTIFICATE]

                                   RETEK INC.

The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Secretary of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common     UNIF GIFT MIN ACT -         Custodian
                                                       -------------------------
                                                       (Cust)            (Minor)
                                                       under Uniform Gifts to
                                                       Minors Act
                                                                 ---------------
                                                                     (State)
TEN ENT - as tenants by the entireties

UT TEN - as joint tenants with the right of survivorship and not as tenants in common

     Additional abbreviations may also be used though not in the above list.

For Value Received, _________________  hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
____________________________________
____________________________________
____________________________________

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

__________________________________________________
__________________________________________________
__________________________________________________
Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________ Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

________________
Dated

       Notice: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE GUARANTEED:
_________________________